Exhibit 99.1

ENSCO

Exceeding Expectations

Fleet Status Report

17 August 2012

ENSCO 54

ENSCO 54 will mobilize to India to commence drilling for BG.

Ensco plc Fleet Status Report 17 August 2012

Monthly Changes

Bolded rig names and underlined text signify changes in rig status from previous report.

Segment / Region / Rig	Design	Water Depth' (1)	Customer/ Status	Day Rate $000′s US	Location	Est. Avail / Contract Change	Comments

Deepwater

North & South America (excluding Brazil)
ENSCO DS-3	Drillship, DP3 Samsung	10000/12000	En Route/BP	High 480s	U.S. Gulf of Mexico	Jun. 16	-----. Plus cost adjustments
ENSCO DS-5	Drillship, DP3 Samsung	10000/12000	Petrobras	Mid 430s	U.S. Gulf of Mexico	Jul. 16	-----. Eligible for bonus opportunity up to 17%, plus cost adjustments
ENSCO 8500	Semisubmersible DP	8500/10000	Anadarko/Eni	Low 300s	U.S. Gulf of Mexico	Aug. 13
Plus approx. $31,000 per day for lump sum payment of $20 million and one-time reimbursable costs of $27 million amortized over primary contract term. Plus cost adjustments and four 1-year same-rate options

ENSCO 8501	Semisubmersible DP	8500/10000	Nexen/Noble Energy	High 370s	U.S. Gulf of Mexico	Jul. 13	Currently executing Noble's drilling program. Plus approx. $19,000 per day for mobilization expenses and upgrade costs amortized over primary contract term. Plus cost adjustments and unpriced options
ENSCO 8502	Semisubmersible DP	8500/10000	Nexen/LLOG	Mid 490s	U.S. Gulf of Mexico	Jul. 13	Assigned to LLOG. Plus approx. $35,000 per day for reimbursable mobilization expenses and upgrade costs amortized over 2-year contract term. Plus cost adjustments
ENSCO 8503	Semisubmersible DP	8500/10000	Cobalt	Mid 540s	U.S. Gulf of Mexico	Dec. 13	Plus approx. $54,000 per day for reimbursable mobilization expenses and upgrade costs amortized over 2-year contract term
ENSCO 8505	Semisubmersible DP	8500/10000	Anadarko/Apache/ Noble Energy	Low 480s	U.S. Gulf of Mexico	Jul. 14	Zero rate for 23 days in 3Q12. Plus cost adjustments and two 1-year unpriced options
ENSCO 8506	Semisubmersible DP	8500/10000	Contracted/ Delivered/Load Out		U.S. Gulf of Mexico	Jun. 15	Next to Anadarko for two and one half years, low 530s, with estimated commencement late Dec. 12. Plus cost adjustments

Brazil
ENSCO DS-4	Drillship, DP3 Samsung	10000/12000	Shipyard/BP	Low 550s	Brazil	May 16	In shipyard for approx. 15 days at zero rate. Plus cost adjustments
ENSCO 7500	Semisubmersible DP	8000	Petrobras	Low 320s	Brazil	Aug. 14	-----. Eligible for bonus opportunity up to 5%. Plus approx. $20,000 per day for mobilization revenue and expenses amortized over primary contract term. Plus cost adjustments
ENSCO 6001	Semisubmersible - DP Amethyst 2	5700	Petrobras	Mid 270s	Brazil	Jun. 13	------. Eligible for bonus opportunity up to 15%, plus cost adjustments
ENSCO 6002	Semisubmersible - DP Amethyst 2	5700	Petrobras	Mid 270s	Brazil	Jul. 13	Eligible for bonus opportunity up to 15%, plus cost adjustments
ENSCO 6003	Semisubmersible - DP Amethyst 2	5700	Petrobras	Mid 310s	Brazil	Jan. 17	-----. Eligible for bonus opportunity up to 15%, plus cost adjustments
ENSCO 6004	Semisubmersible - DP Amethyst 2	5700	Petrobras	Mid 310s	Brazil	Oct. 16	-----. Eligible for bonus opportunity up to 15%, plus cost adjustments

Europe & Mediterranean
ENSCO 5006	Semisubmersible - Conv Bingo 8,000	6200/7500	Noble Energy	Mid 280s	Israel	Feb. 14	Zero rate for 19 days in 3Q12. Rate increases Feb. 13 to mid 410s

Middle East & Africa
ENSCO DS-1	Drillship - DP Gusto 10,000	6000/10000	TOTAL	Low 350s	Angola	Jan. 16	Planned shipyard upgrade and inspection late Aug. 12 for approx. 80 days at zero rate. Plus unpriced options and cost adjustments. Eligible for bonus opportunity up to 5%
ENSCO DS-2	Drillship - DP Gusto 10,000	6000/10000	TOTAL	Mid 460s	Angola	Jul. 13	Planned inspection early 3Q13 for approx. 25 days at zero rate. Eligible for bonus opportunity up to 5%, plus cost adjustments
ENSCO 5001	Semisubmersible - Conv Sonat	5000/6500	Maersk	Mid 270s	Angola	Sep. 12
Next to PetroSA in South Africa Oct. 12 to Oct. 14, mid 270s. Plus approx. $7,500 per day for reimbursable mobilization expenses amortized over primary contract term to Oct. 14. Plus two 1-well options, low 320s

Ensco plc Fleet Status Report 17 August 2012

Monthly Changes

Bolded rig names and underlined text signify changes in rig status from previous report.

Segment / Region / Rig	Design	Water Depth' (1)	Customer/ Status	Day Rate $000′s US	Location	Est. Avail / Contract Change	Comments

Deepwater

Asia & Pacific Rim
ENSCO DS-6	Drillship, DP3 Samsung	10000/12000	Shipyard/ Contracted	Special rate	Singapore	Dec. 12
In shipyard undergoing reimbursable customer specified upgrades at special day rate. Next to commence 5-year contract with BP in Angola, low 520s, plus cost adjustments. Plus two 1-year options at mutually agreed rates. Special day rate, upgrade costs and mobilization to be amortized over primary contract term

ENSCO 8504	Semisubmersible DP	8500/10000	TOTAL/Shell	High 420s	Brunei	Mar. 13	Sublet to Shell. Plus cost adjustments. TOTAL has options at escalating rates

Under Construction
ENSCO DS-7	Drillship, DP3 Samsung	10000/12000	Under construction		South Korea	3Q13
ENSCO DS-8	Drillship, DP3 Samsung GF12000	10000/12000	Under construction		South Korea	3Q14
ENSCO DS-9	Drillship, DP3 Samsung GF12000	10000/12000	Under construction		South Korea	4Q14

(1)	For rigs that may be modified to drill in deeper water depths, both the currently outfitted and maximum upgrade capabilities are shown.

Ensco plc Fleet Status Report 17 August 2012

Monthly Changes

Bolded rig names and underlined text signify changes in rig status from previous report.

Segment / Region / Rig	Design	Water Depth' (1)	Customer/ Status	Day Rate $000′s US	Location	Est. Avail / Contract Change	Comments

Midwater

Brazil
ENSCO 5000	Semisubmersible - Conv Neptune Pentagon	2300/2650	Petrobras/Statoil	High 230s	Brazil	Jul. 13	Eligible for bonus opportunity up to 15%, plus cost adjustments
ENSCO 5002	Semisubmersible - Conv Aker H-3	1000	OGX	Low 200s	Brazil	Nov. 13	Rate increases mid Nov. 12 to low 220s
ENSCO 5004	Semisubmersible - Conv F & G Enhanced Pacesetter	1500	OGX	Low 220s	Brazil	Nov. 13	Rate increases mid Nov. 12 to mid 230s
ENSCO 5005	Semisubmersible - Conv F & G Enhanced Pacesetter	1500/1700	Petrobras	Mid 230s	Brazil	Apr. 13	Potential shipyard stay in 4Q12. Eligible for bonus opportunity up to 10%, plus cost adjustments
ENSCO 6000	Semisubmersible - DP Amethyst	3400/4000	Shipyard/ Petrobras	Low 200s	Brazil	Apr. 13	-----. In shipyard for inspection and repairs ----- for approx. 17 days at zero rate. Currently outfitted for workover activity. Eligible for bonus opportunity up to 18%, plus cost adjustments

Middle East & Africa
ENSCO 5003	Semisubmersible - Conv Aker H-3	1000	Warm Stacked		Namibia

(1)	For rigs that may be modified to drill in deeper water depths, both the currently outfitted and maximum upgrade capabilities are shown.

Ensco plc Fleet Status Report 17 August 2012

Monthly Changes

Bolded rig names and underlined text signify changes in rig status from previous report.

Segment / Region / Rig	Design	Water Depth'	Customer/ Status	Day Rate $000′s US	Location	Est. Avail / Contract Change	Comments

Jackups

North & South America (excluding Brazil)

U.S. Gulf of Mexico
ENSCO 68	MLT 84-CE	400	Chevron	Low 130s	Gulf of Mexico	Jan. 14	Planned inspection for 10 days in 3Q12. Rate increases Jan. 13 to mid 130s. Day rate does not include certain extra reimbursable costs
ENSCO 69	MLT 84-Slot	300	Cold stacked		Gulf of Mexico
ENSCO 75	MLT Super 116-C	400	Apache	Low 130s	Gulf of Mexico	Jan. 13	Plus cost adjustments
ENSCO 81	MLT 116-C	350	Dynamic	Low 90s	Gulf of Mexico	Apr. 13	Plus unpriced options
ENSCO 82	MLT 116-C	300	Chevron	Mid 80s	Gulf of Mexico	Sep. 12	Day rate does not include certain extra reimbursable costs. Next to Energy XXI to Mar. 13, low 120s. Plus cost adjustments
ENSCO 86	MLT 82 SD-C	250	Castex	Mid 80s	Gulf of Mexico	Sep. 12	-----
ENSCO 87	MLT 116-C	350	Apache	Mid 110s	Gulf of Mexico	Jul. 13	Rate increases Jan. 13 to low 120s
ENSCO 90	MLT 82 SD-C	250	Energy XXI	Low 90s	Gulf of Mexico	Jan. 13	Planned inspection for 10 days in 3Q12
ENSCO 99	MLT 82 SD-C	250	Energy XXI	Mid 70s	Gulf of Mexico	Jan. 13
Pride Wisconsin	MLT-Slot	300	Cold stacked		Gulf of Mexico

Mexico
ENSCO 83	MLT 82 SD-C	250	Pemex	Low 110s	Mexico	Nov. 12	Planned shipyard inspection 1Q13 for approx 21 days at zero rate. Plus cost adjustments
ENSCO 89	MLT 82 SD-C	250	Pemex	Mid 80s	Mexico	Oct. 12	Planned shipyard inspection 3Q13 for approx 21 days at zero rate
ENSCO 93	MLT 82 SD-C	250	Pemex	Mid 80s	Mexico	Oct. 12	Planned shipyard inspection late 3Q12 / early 4Q12 for approx 28 days at zero rate
ENSCO 98	MLT 82 SD-C	250	Pemex	Mid 80s	Mexico	Nov. 12	Planned shipyard inspection 3Q12 for approx 45 days at zero rate.

Europe

North Sea
ENSCO 70	Hitachi K1032N	250	RWE Dea	High 80s	UK	Nov. 13	Plus one 1-well unpriced option
ENSCO 71	Hitachi K1032N	225	Shipyard/Maersk		Denmark	May 13	In shipyard for upgrade through 3Q12 at zero rate. Then return to Maersk, low 110s. Plus two 1-year options at escalating day rates
ENSCO 72	Hitachi K1025N	225	Shipyard/Maersk		Denmark	Sep. 13
In shipyard for inspection and upgrade for approx. 53 days in 3Q12 at zero rate. Then return to Maersk, low 110s. Plus approx. $7,000 per day for reimbursable upgrade cost amortized over 1-year term. Plus three 1-year options at escalating day rates and one 1-year option at mutually agreed rate.

ENSCO 80	MLT 116-CE	225	Perenco	Mid 90s	UK	Feb. 13	Next to EOG to Nov. 13, high 90s. Rate increases Aug. 13 to low 130s and Sep. 13 to high 130s. Then to GDF to Nov. 16, high 130s. Plus cost adjustments and unpriced options
ENSCO 92	MLT 116-C	225	RWE Dea	High 80s	UK	Mar. 13
Plus one 1-well unpriced option. Rate increases Nov. 12 to mid 140s. Next to Tullow to Aug. 13, low 130s. Rate increases May 13 to mid 140s. Plus cost adjustments. -----. Then to Bridge to Nov. 13, mid 140s. Plus cost adjustments

ENSCO 100	MLT 150-88-C	350	E.ON	High 150s	UK	Jan. 13	Planned shipyard inspection 1Q13 for approx. 21 days at zero rate. Next to Ithaca to Jul. 14, low 160s. Plus cost adjustments and two 1-well options
ENSCO 101	KFELS MOD V-A	400	Maersk	Low 200s	UK	Oct. 12
Plus cost adjustments. Planned shipyard inspection early 4Q12 for approx. 14 days at zero rate. Next to Tullow to Feb. 13, mid 210s. Plus cost adjustments. Then to DONG in Denmark to Jun. 13, low 220s. Plus cost adjustments and two 30 day unpriced options. Expect to work to Jun. 14, mid 210s, plus two 6-month unpriced options

ENSCO 102	KFELS MOD V-A	400	ConocoPhillips	Low 200s	UK	Jun. 16	Planned shipyard inspection early 2Q13 for approx. 25 days at zero rate. Rate firm for 8 wells (est. 3 years) thereafter at mutually agreed rate. Plus cost adjustments and unpriced options

Ensco plc Fleet Status Report 17 August 2012

Monthly Changes

Bolded rig names and underlined text signify changes in rig status from previous report.

Segment / Region / Rig	Design	Water Depth'	Customer/ Status	Day Rate $000′s US	Location	Est. Avail / Contract Change	Comments

Middle East & Africa

Middle East
ENSCO 54	F&G L-780 Mod II-C	300	Bunduq	Mid 90s	UAE	Mar. 13
Plus cost adjustments. Planned shipyard starting late Sep. 12 for approx. 45 days with day rate of low 70s for 10 days while in shipyard. Next to BG in India to Sep. 13, low 140s. Plus approx. $9,000 per day for mobilization amortized over primary contract term

ENSCO 58	F&G L-780 Mod II	250	Saudi Aramco	Mid 60s	Saudi Arabia	Jan. 14	Planned inspection mid 1Q13 for approx. 35 days at zero rate. Plus one 1-year same rate option
ENSCO 76	MLT Super 116-C	350	Saudi Aramco	Low 100s	Saudi Arabia	Jun. 14	Plus one 1-year option, high 150s
ENSCO 84	MLT 82 SD-C	250	Saudi Aramco	Low 60s	Saudi Arabia	Nov. 14	Planned shipyard upgrade Jan. 13 for approx. 80 days at zero rate. Plus one 1-year option, mid 70s
ENSCO 88	MLT 82 SD-C	250	Ras Gas	Mid 60s	Qatar	May 13	Rate increases Jan. 13 to low 80s. Next planned shipyard upgrade and mobilization May 13 for approx. 90 days at zero rate. Then to Saudi Aramco to Aug. 16, low 100s
ENSCO 91	Hitachi Zosen Drill Hope C-150	270	Saudi Aramco	High 60s	Saudi Arabia	Aug. 14	-----. Plus one 1-year option, mid 90s
ENSCO 94	Hitachi 250-C	250	Ras Gas	Mid 60s	Qatar	Dec. 12	Next planned shipyard upgrade and mobilization Dec. 12 for approx. 90 days at zero rate. Then to Saudi Aramco to Mar. 16, low 100s
ENSCO 96	Hitachi 250-C	250	Saudi Aramco	Low 60s	Saudi Arabia	Nov. 14	Planned shipyard upgrade Apr. 13 for approx. 80 days at zero rate. Plus one 1-year option, mid 70s
ENSCO 97	MLT 82 SD-C	250	Saudi Aramco	Low 60s	Saudi Arabia	Nov. 14	Zero rate for 14 days in 3Q12. Planned shipyard upgrade Jul. 13 for approx. 80 days at zero rate. Plus one 1-year option, mid 70s
Pride Hawaii	Levingston	300	Cold stacked		Bahrain
Pride Pennsylvania	MLT	300	Cold stacked		Bahrain

Asia & Pacific Rim

Southeast Asia / Australia
ENSCO 52	F&G L-780 Mod II-C	300	Murphy	High 70s	Malaysia	Apr. 14
-----. Plus cost adjustments and one 1-year unpriced option. Plus approx. $2,000 per day for upgrade costs amortized over primary contract term. Planned shipyard upgrade 1Q/2Q13 for approx. 60 days at zero rate

ENSCO 53	F&G L-780 Mod II-C	300	BC Petroleum	Low 100s	Malaysia	Feb. 13
ENSCO 56	F&G L-780 Mod II-C	300	Pertamina	Mid 70s	Indonesia	Apr. 13	Plus one 6-month unpriced option. Planned shipyard time 2Q13 for approx. 55 days at zero rate
ENSCO 67	MLT 84-CE	400	Pertamina	Low 100s	Indonesia	Jan. 13	Plus one 8-month unpriced option
ENSCO 85	MLT 116-C	300	Pearl (Mubadala)	High 110s	Thailand	Dec. 12	Plus cost adjustments
ENSCO 104	KFELS MOD V-B	400	Apache	High 170s	Australia	May 13	Plus cost adjustments. -----
ENSCO 105	KFELS MOD V-B	400	Talisman	Low 130s	Malaysia	Aug. 12	Planned shipyard time Sep. 12 for approx. 14 days at zero rate. -----. Expect to work to Oct. 13, plus one 1-year unpriced option, low 150s
ENSCO 106	KFELS MOD V-B	400	Newfield	Mid 120s	Malaysia	Oct. 13	Plus cost adjustments. Plus approx. $4,000 per day for upgrade costs amortized through Oct. 12. Rate increases Oct. 12 to low 140s
ENSCO 107	KFELS MOD V-B	400	Thang Long JOC (PV Drilling)	Mid 140s	Vietnam	Jan. 13	-----. Plus cost adjustments and one 1-well unpriced option
ENSCO 108	KFELS MOD V-B	400	PTTEP	Mid 130s	Thailand	Apr. 14	-----. Plus approx. $2,000 per day for upgrade costs amortized over primary contract term
ENSCO 109	KFELS MOD V-Super B	350	ENI/Murphy/ Vermillion/Santos	Mid 170s	Australia	Mar. 13	-----. Expect to work to 3Q13, high 180s

Under Construction
ENSCO 120	KFELS Super A	400	Under construction/ contracted		Singapore	2Q13	Contracted to Nexen in the UK from 4Q13 to Mar. 15, low 230s. Plus cost adjustments and eleven 1-well options, mid 250s. Mob fee of $7.5 million to be amortized over primary contract term
ENSCO 121	KFELS Super A	400	Under construction		Singapore	4Q13
ENSCO 122	KFELS Super A	400	Under construction		Singapore	3Q14

Ensco plc Fleet Status Report 17 August 2012

Monthly Changes

Bolded rig names and underlined text signify changes in rig status from previous report.

Rig	Design	Water Depth'	Customer/ Status	Day Rate $000′s US	Location	Est. Avail / Contract Change	Comments

Other

Deepwater Drilling Management
Kizomba	Deepwater TLP Drilling Rig	5000	ExxonMobil	Mid 40s	Angola	Feb. 15	Currently reduced crew. Rate increases Jan. 13 to mid 80s with full crew complement
Thunderhorse	Deepwater Semisubmersible	6000	BP	Mid 90s	U.S. Gulf of Mexico	Jan. 13	Plus four 1-year priced options, plus cost adjustments
Mad Dog	Deepwater Spar Drilling Rig	4500	BP	Low 60s	U.S. Gulf of Mexico	Jan. 15	Plus one 1-year priced option, plus cost adjustments

Barge Rig
ENSCO I	Barge Rig		Cold stacked		Singapore

Definitions and Disclaimers

Day Rate Definition. The day rates reflected in this Fleet Status Report are the operating day rates charged to customers, which may include estimated contractual adjustments for changes in operating costs and/or reimbursable cost adjustments for ongoing expenses such as crew, catering, insurance and taxes. The day rates, however, do not include certain types of non-recurring revenues such as lump sum mobilization payments, revenues earned during mobilizations, revenues associated with contract preparation and other non-recurring reimbursable items such as mobilizations and capital enhancements, and the impact of the fair market value adjustments to Pride’s drilling contracts in place on the 31 May 2011 acquisition date. Routine and non-routine downtime may reduce the actual revenues recognized during the contract term. Additionally, the Company occasionally negotiates special rates with customers as noted in the comments that reduce revenues recognized during the contract term.

Rig Names. We are in the process of completing name changes on some of our rigs, some of which may not be completed for some time. For the purpose of our Fleet Status Report, we are using the new names even when the name change has not been completed. Below is a legend showing the name changes.

Legend of rig names changing

ENSCO DS-1	Pride Africa	ENSCO 6000	Pride South America	ENSCO 5002	Pride Sea Explorer	Pride Hawaii	Pride Hawaii
ENSCO DS-2	Pride Angola	ENSCO 6001	Pride Carlos Walter	ENSCO 5003	Pride South Seas	Pride Pennsylvania	Pride Pennsylvania
ENSCO DS-3	Deep Ocean Ascension	ENSCO 6002	Pride Brazil	ENSCO 5004	Pride Venezuela	Pride Wisconsin	Pride Wisconsin
ENSCO DS-4	Deep Ocean Clarion	ENSCO 6003	Pride Rio de Janeiro	ENSCO 5005	Pride South Atlantic
ENSCO DS-5	Deep Ocean Mendocino	ENSCO 6004	Pride Portland	ENSCO 5006	Pride North America
ENSCO DS-6	Deep Ocean Molokai	ENSCO 5000	Pride Mexico	ENSCO 58	Pride North Dakota
ENSCO DS-7	Deep Ocean Marquesas	ENSCO 5001	Pride South Pacific	ENSCO 91	Pride Montana

Forward Looking Statement. Statements contained in this Fleet Status Report that are not historical facts are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements include words or phrases such as “anticipate,” “believe,” “estimate,” “expect,” “intend,” “plan,” “project,” “could,” “may,” “might,” “should,” “will” and similar words and specifically include statements involving future rig day rates; cost adjustments; utilization; estimated rig availability; contract duration, status, terms and other contract commitments; customers; rig enhancement projects; new rig commitments; the expected period of time and number of rigs that will be in a shipyard for repairs, maintenance, enhancement or construction; and scheduled delivery dates for new rigs. Such statements are subject to numerous risks, uncertainties and assumptions that may cause actual results to vary materially from those indicated, including governmental regulatory, legislative and permitting requirements affecting drilling operations; changes in worldwide rig supply and demand, competition and technology; future levels of offshore drilling activity; downtime and other risks associated with offshore rig operations, relocations, severe weather or hurricanes; possible cancellation or suspension of drilling contracts as a result of mechanical difficulties, performance or other reasons; risks inherent to shipyard rig construction, repair, maintenance or enhancement; actual contract commencement dates; environmental or other liabilities, risks or losses; our ability to attract and retain skilled personnel on commercially reasonable terms; governmental action, civil unrest and political and economic uncertainties; terrorism, piracy and military action; and the outcome of litigation, legal proceedings, investigations or other claims or contract disputes. In addition to the numerous factors described above, you should also carefully read and consider “Item 1A. Risk Factors” in Part I and “Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations” in Part II of our most recent annual report on Form 10-K, as updated in our subsequent quarterly reports on Form 10-Q, which are available on the SEC’s website at www.sec.gov or on the Investor Relations section of our website at www.enscoplc.com. Each forward-looking statement speaks only as of the date of the particular statement, and we undertake no obligation to publicly update or revise any forward looking statements, except as required by law.